UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 9, 2006
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Commonly Used Acronyms

ATC	American Transmission Company LLC
DOE	United States Department of Energy
DPC	Dairyland Power Cooperative
EPA	United States Environmental Protection Agency
ESI	WPS Energy Services, Inc.
ESOP	Employee Stock Ownership Plan
FASB	Financial Accounting Standards Board
FERC	Federal Energy Regulatory Commission
ICC	Illinois Commerce Commission
MERC	Minnesota Energy Resources Corporation
MGUC	Michigan Gas Utilities Corporation
MISO	Midwest Independent Transmission System Operator
MPSC	Michigan Public Service Commission
MPUC	Minnesota Public Utility Commission
PDI	WPS Power Development, LLC
PSCW	Public Service Commission of Wisconsin
SEC	Securities and Exchange Commission
SFAS	Statement of Financial Accounting Standards
UPPCO	Upper Peninsula Power Company
WDNR	Wisconsin Department of Natural Resources
WPSC	Wisconsin Public Service Corporation

Item 8.01. Other Events.

In July 2006, ESI completed the sale of Sunbury Generation, LLC to Corona Power, LLC. Sunbury Generation’s primary asset was the Sunbury generation plant located in Pennsylvania. The gross proceeds received in the transaction were $34.6 million, subject to various working capital and other post-closing adjustments, and the pre-tax gain to be recorded in the third quarter of 2006 is expected to be approximately $19 million. This facility sold power on a wholesale basis when market conditions were economically favorable.

Beginning in the second quarter of 2006, WPS Resources began reporting the assets and liabilities of Sunbury that will be transferred to Corona Power, LLC as held for sale and also reported Sunbury's results of operations and cash flows as discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

Based upon the foregoing, WPS Resources is filing this Current Report on Form 8-K to revise certain financial statements and related disclosures pertaining to Sunbury for all periods presented in its 2005 Annual Report on Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2006. These revised financial statements and related disclosures are set forth in the attached exhibits to this Form 8-K. These exhibits contain selected information identical to corresponding information contained in the 2005 Annual Report on Form 10-K and the March 31, 2006 Quarterly Report on Form 10-Q, except that the information contained in the exhibits has been updated, in compliance with generally accepted accounting principles, to the extent necessary to reclassify:

1)	The assets and liabilities of Sunbury that were transferred to Corona Power, LLC in July 2006 as held for sale, and

2)	Sunbury's results of operations and related cash flows as discontinued operations.

There have been no other events subsequent to December 31, 2005 that would require an update of the financial statements contained in WPS Resources' 2005 Annual Report on Form 10-K or its Form 10-Q for the quarterly period ended March 31, 2006. Reported net income was not impacted by any of these reclassifications.

Forward-Looking Statements

Except for historical data and statements of current fact, the information contained or incorporated by reference in this document constitutes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any references to plans, goals, beliefs or expectations in respect to future events and conditions or to estimates are forward-looking statements. Although we believe that statements of our expectations are based on reasonable assumptions, forward-looking statements are inherently uncertain and subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors.

In addition to statements regarding trends or estimates in Management's Discussion and Analysis of Financial Condition and Results of Operations, forward-looking statements included or incorporated in this report include, but are not limited to, statements regarding future:

•	Revenues or expenses,
•	Capital expenditure projections, and
•	Financing sources.

Forward-looking statements involve a number of risks and uncertainties. There are many factors that could cause actual results to differ materially from those expressed or implied in this report. Some risk factors that could cause results different from any forward-looking statement include those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2005 and as such may be amended or supplemented in Item 1A of this report. Other factors include:

•	Timely completion of the proposed merger of Peoples Energy Corporation into WPS Resources (including receipt of the required regulatory approvals) and the successful integration of operations;
•	Successful integration of both the Michigan and Minnesota natural gas distribution operations purchased from Aquila, which are now operated by MGUC and MERC, respectively;
•	Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions impacting WPS Resources' regulated businesses;
•
The impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric and natural gas utility industries, changes in environmental, tax and other laws and regulations to which WPS Resources and its subsidiaries are subject, as well as changes in application of existing laws and regulations;

•
Current and future litigation, regulatory investigations, proceedings or inquiries, including but not limited to, manufactured gas plant site cleanup, pending EPA investigations of WPSC's generation facilities and the appeal of the decision in the contested case proceeding regarding the Weston 4 air permit;

•	Resolution of audits by the Internal Revenue Service and various state revenue agencies;
•	The effects, extent, and timing of additional competition or regulation in the markets in which our subsidiaries operate;
•	The impact of fluctuations in commodity prices, interest rates, and customer demand;
•	Available sources and costs of fuels and purchased power;
•	Ability to control costs;
•	Investment performance of employee benefit plan assets;
•	Advances in technology;
•	Effects of and changes in political, legal, and economic conditions and developments in the United States and Canada;
•	The performance of projects undertaken by nonregulated businesses and the success of efforts to invest in and develop new opportunities;
•
Potential business strategies, including mergers and acquisitions or dispositions of assets or businesses, which cannot be assured to be completed (such as the proposed merger with Peoples Energy, construction of the Weston 4 power plant, and additional investment in ATC related to construction of the Wausau, Wisconsin, to Duluth, Minnesota, transmission line);

•	The direct or indirect effect resulting from terrorist incidents, natural disasters, or responses to such events;
•
Financial market conditions and the results of financing efforts, including credit ratings and risks associated with commodity prices (in particular electricity and natural gas), interest rates, and counterparty credit;

•	Weather and other natural phenomena; and
•	The effect of accounting pronouncements issued periodically by standard-setting bodies.

Except to the extent required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibits are being filed herewith:

		23.0	Consent of Independent Registered Public Accounting Firm

		99.1	Portion of 2005 Form 10-K's Item 1. Business. (WPS Resources' information only)

		99.2	Portion of 2005 Form 10-K's Item 6. Selected Financial Data. (WPS Resources' information only)

		99.3	2005 Form 10-K's Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)

		99.4	2005 Form 10-K's Item 8. Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm. (WPS Resources' information only)

		99.4(a)	Schedule I - Condensed Parent Company Financial Statements WPS Resources Corporation (Parent Company Only) Schedule II - WPS Resources Corporation Valuation and Qualifying Accounts

		99.5	2005 Form 10-K's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges

		99.6	Portion of First Quarter 2006 Form 10-Q's Item 1. Financial Statements and Condensed Notes to Financial Statements. (WPS Resources' information only)

		99.7	First Quarter 2006 Form 10-Q's Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)

		99.8	First Quarter 2006 Form 10-Q's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: August 9, 2006

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated August 9, 2006

Exhibit Number

23.0	Consent of Independent Registered Public Accounting Firm

99.1	Portion of 2005 Form 10-K's Item 1. Business. (WPS Resources' information only)

99.2	Portion of 2005 Form 10-K's Item 6. Selected Financial Data. (WPS Resources' information only)

99.3	2005 Form 10-K's Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)

99.4	2005 Form 10-K's Item 8. Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm. (WPS Resources' information only)

99.4(a)	Schedule I - Condensed Parent Company Financial Statements WPS Resources Corporation (Parent Company Only) Schedule II - WPS Resources Corporation Valuation and Qualifying Accounts

99.5	2005 Form 10-K's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges

99.6	Portion of First Quarter 2006 Form 10-Q's Item 1. Financial Statements and Condensed Notes to Financial Statements. (WPS Resources' information only)

99.7	First Quarter 2006 Form 10-Q's Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)

99.8	First Quarter 2006 Form 10-Q's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges